UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           September 2, 2016

                                                              Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

           Minnesota                                                       000-26056                                                       41-1519168

    (State or other jurisdiction                              (Commission                                         (IRS Employer

           of incorporation)                                    File Number)                                      Identification No.)

                             500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota                55104

                                                     (Address of principal executive offices)                                  (Zip Code)

Registrant’s telephone number, including area code             (651) 603-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e)       On September 2, 2016, the Company entered into an Employment Agreement (the “2016 Employment Agreement”) with Mr. Ehrich, as the Company’s Chief Financial Officer, effective August 25, 2016.  The 2016 Employment Agreement provides for a base salary for the year ending December 31, 2016 of $180,000.  Mr. Ehrich is entitled to insurance and other benefits in accordance with the Company’s standard and executive benefits.

Under the 2016 Employment Agreement, Mr. Ehrich is an at-will employee of the Company, and his employment may be terminated by the Company or Mr. Ehrich at any time.

The 2016 Employment Agreement provides for the following compensation and benefits upon termination of employment:

•         If the termination of employment is voluntary on the part of Mr. Ehrich for any reason, the Company must pay to Mr. Ehrich all earned unpaid amounts due to him for salary through the termination date.

•         If the termination of employment is “With Cause” as defined in the 2016 Employment Agreement, Mr. Ehrich will not be entitled to any severance.  Mr. Ehrich shall have thirty days to cure any alleged breach, failure, or misconduct as defined in the 2016 Employment Agreement after the Company provides Mr. Ehrich written notice of the actions or omissions constituting such breach, failure, or misconduct.

•         If the termination is “Without Cause” as defined in the 2016 Employment Agreement, Mr. Ehrich will be entitled to six months of salary continuation, without eligibility for bonus.

Under the 2016 Employment Agreement, the Company will be obligated to make payments and provide benefits to Mr. Ehrich if his employment is terminated Without Cause only if Mr. Ehrich has signed a release agreement in the form to be provided by the Company.

The foregoing description of the 2016 Employment Agreement is qualified in its entirety by reference to the 2016 Employment Agreement, a copy of which is filed as an exhibit to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.  The following documents are hereby filed as exhibits to this Current Report on Form 8-K:

Exhibit No.

10.1     Employment Agreement dated as of August 25, 2016 between the Company and Richard A. Ehrich.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          Image Sensing Systems, Inc.

Date:  September 7, 2016

                                                                                          By /s/  Richard A. Ehrich

Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Exhibit Index

Exhibit No.

10.1     Employment Agreement dated as of August 25, 2016 between the Company and Richard A. Ehrich.

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